Financial assets and financial liabilities	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Financial assets and financial liabilities
9.	Financial assets and financial liabilities

9.1	Financial liabilities: loans and borrowings
The Group has the following principal and interest amounts outstanding for loans and bonds:

Short-term loans and borrowings and current portion of long-term loans and borrowings	December 31, 2021		December 31, 2020
	Interest rate, %	Amounts outstanding	Interest rate, %	Amounts outstanding

In Russian rubles
Russian state-controlled banks	0	—	5.8	2,653

In euro
Other banks and financial institutions	1.8	47	1.7-1.8	171

Current portion of long-term loans and borrowings		283,335		312,012

Total		283,382		314,836

Long-term loans and borrowings	December 31, 2021		December 31, 2020
	Interest rate, %	Amounts outstanding	Interest rate, %	Amounts outstanding
In Russian rubles

Banks and financial institutions	1.0-10.0	147,924	1.0-6.9	159,998
Bonds issue	0	—	7.9-8.8	2,473
Corporate lenders	9.3	50	9.3	47

In U.S. dollars
Banks and financial institutions	5.7-6.9	31,233	7.1-7.2	38,040

In euro
Banks and financial institutions	0.3-5.7	104,228	0.3-5.7	113,655

Current portion of long-term loans and borrowings		(283,335)		(312,012)

Total		100		2,201

Aggregate scheduled maturities of the amounts outstanding as of December 31, 2021 were as follows:

Payable by
On demand	281,379
2022 (current portion)	2,003
2023	16
2024	16
2025	16
2026	52

Total	283,482

(a)	Credit facilities
To refinance
part of
the U.S. dollar-denominated facilities, in April 2020, a new U.S. dollar-denominated credit line was agreed. On February 3, 2021, upon meeting conditions precedent, the Group received $250 million (RUB 18,948 million as of February 3, 2021) and used all these funds to repay the U.S. dollar-denominated credit facilities.
The finance income in the amount of RUB 223 million was recognised in the consolidated statement of profit or loss and other comprehensive income for the period ended December 31, 2021 as a result of this refinancing.

As of December 31, 2021
,
the Group had available RUB 4,159 million of undrawn credit facilities.
The weighted average interests rates were 7.5%, 7.9% and 5.9% for the ruble-, U.S. dollar- and euro-denominated credit facilities, respectively, for the year ended December 31, 2021.

(b)	Bonds
During 2009-2011, Mechel PAO placed a number of issues of the 5,000,000 ruble-denominated bonds each in an aggregate principal amount of RUB 40,000 million. The bonds were fully repaid by the end of
July 2021.

(c)	Pledges
In order to secure bank financings, the Group pledged shares in certain key subsidiaries, including
99%-2
shares of Yakutugol, 95% + 3 shares of SKCC, 91.66% of shares of CMP, 50% + 2 shares of common shares of BMP, 50% + 2 shares of KMP, 87.5%+3 shares of Mechel Mining, 74% + 1 share of USP, 25% + 1 share of Izhstal, 25% + 1 share of Port Posiet, 25% of registered capital of BFP, 25% of registered capital of Port Temryuk.
As of December 31, 2021 and 2020, the carrying value of property, plant and equipment pledged under the loan agreements amounted to RUB 24,526 million and RUB 21,522 million, respectively. Carrying value of inventories pledged under the loan agreements amounted to RUB 2,678 million and RUB 2,253 million as of December 31, 2021 and 2020, respectively. Accounts receivable pledged as of December 31, 2021 and 2020 amounted to RUB 228 million and RUB 145 million, respectively.

( d )	Covenants
The Group’s loan agreements contain a number of covenants and restrictions, which include, but are not limited to, financial ratios, other
limitations, acceleration and cross-default provisions. The Group’s management constantly monitors profitability and leverage ratios as well as compliance with restrictive covenants. The covenants include, among other things, limitations on: (1) raising of additional borrowings; (2) payment of dividends on common and preferred shares; and (3) amounts that can be spent for capital expenditures, new investments and acquisitions. Covenant breaches if not waived generally permit lenders to demand accelerated repayment of principal and interest.

The Group was required to comply with the following ratios under the most significant loan agreements with the Russian state-controlled banks as of December 31, 2021:

Restrictive covenants	Requirement	Actual as of December 31, 2021
Group’s Net Debt to Adjusted EBITDA	Shall not exceed 6.0:1.0	2.47:1.0
Group’s Total Debt to Adjusted EBITDA	Shall not exceed 6.0:1.0	2.50:1.0
Group’s Adjusted EBITDA to Net Interest Expense	Shall not be less than 2.0 :1.0	5.39 :1.0
Group’s Adjusted EBITDA to Consolidated Financial Expense	Shall not be less than 2.0 :1.0	5.34 :1.0
Group’s Cash flow from operating activities to Adjusted EBITDA	Shall not be less than 0.80:1.0	0.62:1.0
Group’s Adjusted EBITDA to Revenue	Shall not be less than 0.15:1.0	0.30:1.0
As of December 31, 2021, the Group was not in compliance with one financial and several non-financial
covenants set by the loan agreements with the Russian state-controlled banks. Also, the Group was not in compliance with covenants contained in the loan agreements with foreign banks.
There was a default on payments of principal and interest in the amount of RUB 30,414 million and RUB 2,143 million as of December 31, 2021 and in the amount of RUB 30,835 million and RUB 2,000 million as of December 31, 2020, respectively
, relating to the loan agreements with foreign banks.
The fines and penalties on overdue amounts of RUB 4,330 million and RUB 3,477 million were recorded in loans and borrowings in the consolidated statement of financial position as of December 31, 2021 and 2020, respectively. The fines and penalties in the amount of RUB 947 million, RUB 1,080 million and RUB 733 million were recorded as finance costs in the consolidated statements of profit or loss and other comprehensive income for the years ended December 31, 2021, 2020 and 2019, respectively. The Group regularly receives notifications on defaults under the facility agreements with foreign banks
,
as well as reservation of rights letters and calls of guarantees. The long-term loans and borrowings of RUB 216,033 million was reclassified to short-term liabilities as of December 31, 2021 as a result of non-compliance
with covenants and a default on payments of principal and interest.
9.2	Leases
Set out below are the carrying amounts of
right-of-use
assets recognised and the movements during the years ended December 31, 2021, 2020 and 2019:

	Land	Buildings and constructions	Machinery and equipment	Transportation vehicles	Total
As of January 1, 2019	—	—	643	9,469	10,112
Adjustment on initial application of IFRS 16	1,932	681	73	12	2,698
Additions as a result of new leases and capitalized leasehold improvements	54	537	257	7,088	7,936
Depreciation charge	(72)	(138)	(204)	(2,587)	(3,001)
Effect of modification and changes of estimates in lease contracts	137	4	142	311	594
Impairment	(72)	—	(19)	(363)	(454)
Transfer to own property, plant and equipment	—	—	(114)	(1)	(115)
Exchange differences on translation of foreign operations	(1)	(23)	(15)	(3)	(42)

As of December 31, 2019	1,978	1,061	763	13,926	17,728

Additions as a result of new leases and capitalized leasehold improvements	41	70	163	1,804	2,078
Depreciation charge	(67)	(266)	(191)	(3,307)	(3,831)
Effect of modification and changes of estimates in lease contracts	(265)	153	5	(1,030)	(1,137)
Discontinued operations (Note 24)	(511)	(13)	—	(1,123)	(1,647)
Impairment	(16)	—	(81)	(303)	(400)
Transfer to own property, plant and equipment	—	—	(29)	(4)	(33)
Exchange differences on translation of foreign operations	5	46	25	6	82

As of December 31, 2020	1,165	1,051	655	9,969	12,840

Additions as a result of new leases and capitalized leasehold improvements	52	35	361	2,684	3,132
Depreciation charge	(52)	(224)	(204)	(2,896)	(3,376)
Effect of modification and changes of estimates in lease contracts	565	301	16	537	1,419
Impairment	(675)	—	(157)	(739)	(1,571)
Transfer to own property, plant and equipment	—	—	(5)	(11)	(16)
Exchange differences on translation of foreign operations	—	(8)	(7)	(1)	(16)

As of December 31 , 2021	1,055	1,155	659	9,543	12,412

Set out below are the carrying amounts of lease liabilities and the movements during the years ended December 31, 2021, 2020 and 2019:

	2021	2020	2019
Lease liabilities as of January 1	11,493	17,355	8,293
Adjustment on initial application of IFRS 16	—	—	3,259
Additions as a result of new leases	2,321	573	7,372
Effect of modification and changes of estimates in lease contracts	1,344	(1,155)	608
Interest expense	854	1,088	1,409
Lease settlements	(4,537)	(5,031)	(3,488)
Discontinued operations (Note 24)	—	(1,448)	—
Exchange differences on translation of foreign operations	(63)	111	(98)

Lease liabilities as of December 31	11,412	11,493	17,355

The total cash outflow for leases during the years ended December 31, 2021 and 2020 was RUB 4,824 million and RUB 3,841 million, respectively. During 2020, the lease liabilities of RUB 1,490 million were settled through sale and leasing back of railway carriages.
The Group’s lease contracts contain a number of restrictions, which include but are not limited to cross-default provisions. As of December 31, 2021 and 2020, the Group was not in compliance with certain covenants under a number of loan agreements and certain lease contracts. As a result, the related long-term lease liabilities of RUB 4,781 million and RUB 4,345 million were reclassified to short-term lease liabilities due to covenant violations as of December 31, 2021 and 2020, respectively.
In 2021, the Group has extended a contract for lease of railway carriages until March 2022 resulting in additions to right-of-use
assets and lease liabilities in the amount of RUB 522 million. Additionally, the Group reassessed the lease liabilities related to agreements for land plots due to changes in future lease payments based on the revised cadastral value of land plots.
The Group has lease contracts that have not yet commenced as of December 31, 2021 with the future lease payments of RUB 1,837 million.

9.3	Financial instruments risk management objectives and policies
The Group is exposed to foreign currency risk, credit risk and liquidity risk. Management reviews and agrees policies for managing each of these risks, which are summarised below.
Liquidity risk
Liquidity risk is the risk that an entity will encounter difficulty in meeting obligations associated with financial liabilities that are settled by delivering cash or another financial asset which can increase the risk of losses. The Group has procedures with the objective of minimising such losses such as maintaining sufficient cash and other highly liquid current assets to meet its liabilities as and when they fall due.
As of December 31, 2021, the Group was in breach of a number of financial and non-financial
covenants contained in the Group’s loan agreements which led to cross-defaults under other loan and lease agreements, permitting the respective lenders under such other facilities to accelerate the payment of principal and interest under their loans.
The following tables show the remaining contractual maturities at the reporting date of the Group’s non-derivative
financial liabilities, which are based on contractual undiscounted cash flows (including interest payment computed using contractual rates, or if floating, based on rates current at the reporting date) and the earliest the Group can be required to pay.

	Maturity
	On demand	Within 1 year	More than 1 year but less than 2 years	More than 2 years but less than 3 years	More than 3 years but less than 4 years	More than 4 years	Total
At December 31, 2021
Loans and borrowings, including interest payable	282,289	2,013	17	17	16	52	284,404
Lease liabilities	6,708	1,846	892	663	557	9,556	20,222
Trade and other payables	15,283	17,355	—	—	—	—	32,638
Other financial liabilities	313	475	471	446	440	1,147	3,292

	Maturity
	On demand	Within 1 year	More than 1 year but less than 2 years	More than 2 years but less than 3 years	More than 3 years but less than 4 years	More than 4 years	Total
At December 31, 2020
Loans and borrowings, including interest payable	311,673	4,333	2,109	18	18	66	318,217
Lease liabilities	6,329	2,521	1,299	672	475	8,187	19,483
Trade and other payables	27,226	13,125	—	—	—	—	40,351
Other financial liabilities	—	488	487	481	445	1,272	3,173
Credit risk
Credit risk arises when a failure by counterparties to discharge their obligations could reduce the amount of future cash inflows from financial assets on hand at the reporting date.
The Group is exposed to credit risk from its operating activities (primarily trade receivables (Note 11)) and from its financing activities, including deposits with banks and financial institutions, foreign exchange transactions and other financial instruments.
Customer credit risk is managed by each subsidiary subject to the Group’s established policy, procedures and control relating to customer credit risk management. Credit quality of a customer is assessed and individual credit limits are defined in accordance with this assessment. Outstanding customer receivables are regularly monitored. The contractual credit period for sales of goods is about 30 days on average. No interest is charged on trade receivables.
An impairment analysis is performed at each reporting date on an individual basis for major customers. In addition, a large number of minor receivables are grouped into homogenous groups and assessed for impairment collectively. The calculation is based on actual incurred historical data. Based on the results of impairment analysis the allowance for expected credit losses on receivables is recognised (Note 11).
The maximum exposure to credit risk arising from the Group’s financial assets is presented as follows:

	December 31, 2021	December 31, 2020
Restricted cash (excluding cash on hand)	205	284
Cash deposits (Note 13)	15,186	320
Trade and other receivables	24,667	16,442
Other financial assets	335	370
— Loans issued	320	354
— Bonds	15	16

Total	40,393	17,416

The Group evaluates the concentration of risk with respect to trade receivables as low, as its customers are located in several jurisdictions and industries and operate in largely independent markets.
Restricted cash (excluding cash on hands) mostly relates to cash received as advances under the contracts with customers.
Foreign currency risk
Foreign currency risk is the risk that the value of future cash flows of a financial instrument will fluctuate because of changes in foreign exchanges rates. This risk arises when commercial transactions and recognised assets and liabilities are denominated in a currency different from the Group’s functional currencies.
The Group undertakes transactions denominated in foreign currencies and consequently is exposed to foreign currency risk. Approximately 24% of the Group’s sales are denominated in U.S. dollars and 15% of the Group’s sales are denominated in euro, 11% of the Group’s borrowings are denominated in U.S. dollars and 37% of the Group’s borrowings are denominated in euro. The Group does not have formal arrangements to mitigate foreign currency risk. However, management of the Group believes that the foreign currency risk from sales of the Group denominated in U.S. dollars and euro is partly mitigated by foreign exchange (loss) gain from the Group’s borrowings and purchases denominated in foreign currencies, mostly in euro and U.S. dollars.
The Group’s exposure at the reporting date to foreign currency risk arising from recognised assets and liabilities denominated in a currency other than the functional currency of the entity to which they relate to is set out in the table below:

Assets and liabilities denominated in U.S. dollars	December 31, 2021	December 31, 2020
Current assets	256	215
Trade and other receivables	194	74
Cash and cash equivalents	62	141

Current liabilities	(32,823)	(40,342)
Loans and borrowings	(31,233)	(38,041)
Trade and other payables	(1,590)	(2,301)

Assets and liabilities denominated in euro	December 31, 2021	December 31, 2020
Current assets	417	555
Trade and other receivables	361	470
Cash and cash equivalents	56	85

Non-current liabilities	(26)	(2,173)
Loans and borrowings	—	(2,084)
Lease liabilities	(26)	(89)

Current liabilities	(104,842)	(113,510)
Loans and borrowings	(103,672)	(110,359)
Trade and other payables	(1,074)	(3,025)
Lease liabilities	(96)	(126)
Sensitivity analysis
The table below demonstrates the Group’s sensitivity to a devaluation of the Russian ruble against U.S. dollar and euro which management believes is an appropriate measure in the current market conditions and which would impact its operations:

	Change in U.S. dollar to Russian ruble exchange rate	Effect ((decrease)/ increase) on profit before tax	Change in Euro to Russian ruble exchange rate	Effect ((decrease)/ increase) on profit before tax
2019	+13%	(5,860)	+13%	(11,540)
	-11%	4,958	-11%	9,765
2020	+16%	(6,420)	+16%	(18,420)
	-16%	6,420	-16%	18,420
2021	+15%	(4,885)	+15%	(15,668)
	-15%	4,885	-15%	15,668
Interest rate risk
Interest rate risk is the risk that changes in floating interest rates adversely impacts the financial results of the Group. As of December 31, 2021 and 2020, the share of the borrowings with floating rates in the total amount of the borrowings were 99% (incl. key rate of the Central Bank of the Russian Federation – 52%, LIBOR, EURIBOR – 47%) and 98% (incl. key rate of the Central Bank of the Russian Federation – 51%, LIBOR, EURIBOR – 47%), respectively.
The table below demonstrates the Group’s sensitivity to the change of floating rates:

	Increase/decrease in the key rate of the Central Bank of Russian Federation (in percentage points)	Effect ((decrease)/ increase) on profit before tax	Increase/decrease in LIBOR (in percentage points)	Effect ((decrease)/ increase) on profit before tax	Increase/decrease in EURIBOR (in percentage points)	Effect ((decrease)/ increase) on profit before tax

2019	+1.25	(3,116)	+0.35	(145)	+0.15	(126)
	-1.25	3,116	-0.35	145	-0.15	126
2020	+1.50	(2,387)	+1.00	(361)	+0.20	(225)
	-1.00	1,592	-0.25	90	-0.20	225
2021	+3.00	(4,417)	+1.25	(390)	+0.20	(207)
	-3.00	4,417	-0.25	78	-0.20	207

9.4	Other current financial assets
In November 2011, the Group entered into a loan agreement of $944,530 thousand (RUB 28,433 million at exchange rate as of November 10, 2011) matured September 30, 2012, secured by the assets of third party metallurgical plants. As of December 31, 2021 and 2020, the overdue loan remaining after partial writte off due to liquidation of certain debtors was fully provided for in the amount of RUB 7,992 million and RUB 7,992 million, respectively, as the fair value of the pledged assets was nil, as these entities are in the bankruptcy procedure and
/or
burdened with substantial amount of debt.

9.5	Other current and non-current financial liabilities
The other current and
non-current
financial liabilities as of December 31, 2021 and 2020 are mostly presented by balances of sale and leaseback transactions.
The total amount including VAT of additional financing from
sale and
leaseback transactions was RUB 304 million and RUB 2,584 million during the years ended December 31, 2021 and 2020, respectively.